Exhibit 99
HARRIS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Introduction
At the start of trading on May 27, 2009, Harris Corporation (“Harris”) completed the spin-off to Harris’ shareholders of all the shares of Harris Stratex Networks, Inc. (“HSTX”) common stock owned by Harris. The distribution (the “Distribution”) of the approximately 55.8% of the outstanding shares of HSTX owned by Harris was made to Harris’ shareholders of record on May 13, 2009, the record date for the spin-off (the “Record Date”). Each Harris shareholder received 0.248418 of a share of HSTX Class A common stock for each share of Harris common stock such shareholder held as of 5:30 p.m. Eastern Time on the Record Date. The Distribution ratio was based on the number of shares of HSTX Class B common stock owned by Harris, which Harris exchanged for an equal number of shares of HSTX Class A common stock prior to the Distribution in order to effect the spin-off, divided by the number of shares of Harris common stock and common stock equivalents outstanding on the Record Date. Harris’ shareholders of record on the Record Date will receive cash in lieu of any fraction of a HSTX share that they would otherwise receive in the spin-off.
Presented below are Harris’ unaudited pro forma condensed consolidated statements of income for the three fiscal quarters ended April 3, 2009 and for the fiscal years ended June 27, 2008, June 29, 2007 and June 30, 2006 and the unaudited pro forma condensed consolidated balance sheet of Harris as of April 3, 2009. The unaudited pro forma condensed consolidated statements of income treat the spin-off as if the Distribution occurred on July 2, 2005 (the beginning of Harris’ fiscal 2006). The unaudited pro forma condensed consolidated balance sheet treats the spin-off as if the Distribution occurred on April 3, 2009 (the end of Harris’ third quarter of fiscal 2009).
The unaudited pro forma condensed consolidated financial information is based on the estimates and assumptions included in the notes to the unaudited pro forma condensed consolidated financial statements. The adjustments included in the unaudited pro forma condensed consolidated financial information are preliminary. Management believes that the estimates, assumptions and adjustments set forth in the notes to the unaudited pro forma condensed consolidated financial statements are reasonable under the circumstances and based upon the information available.
The unaudited pro forma condensed consolidated financial information is presented for illustrative and informational purposes only and is not necessarily indicative of the operating results or financial position that might have been achieved had the spin-off of HSTX occurred as of the dates indicated or that may be achieved in the future. These unaudited pro forma amounts do not, therefore, project Harris’ financial position or results of operations for any future date or period. The unaudited pro forma condensed consolidated financial information and the accompanying notes should be read together with: (a) Harris’ Annual Report on Form 10-K for the fiscal year ended June 27, 2008 (“Fiscal 2008 10-K”), as well as Harris’ Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 18, 2009, which updates Harris’ historical business segment information contained in Harris’ Fiscal 2008 10-K to reflect a change in organizational structure and segment reporting effective for fiscal 2009; and (b) Harris’ Quarterly Report on Form 10-Q for the three fiscal quarters ended April 3, 2009.

Harris Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Three Fiscal Quarters Ended April 3, 2009
(In millions, except per share amounts)

	Historical	Spin-off of			Pro Forma
	Harris	HSTX (A)	Adjustments		Harris

Revenue from product sales and services	$4,252.8	$(541.9)	$—		$3,710.9

Cost of product sales and services	(2,941.9)	411.4	—		(2,530.5)
Engineering, selling and administrative expenses	(717.0)	147.2	—		(569.8)
Impairment of goodwill and other intangible assets	(301.0)	301.0	—		—
Non-operating loss	(2.2)	—	—		(2.2)
Interest income	3.7	(1.1)	—		2.6
Interest expense	(41.0)	2.2	—		(38.8)

Income from continuing operations before income taxes and minority interest	253.4	318.8	—		572.2
Income taxes	(214.2)	37.9	—		(176.3)
Minority interest in Harris Stratex Networks, Inc., net of tax	155.1	—	(155.1)	(B)	—

Income from continuing operations	$194.3	$356.7	$(155.1)		$395.9

Income from continuing operations per common share

Basic	$1.47				$2.99

Diluted	$1.46				$2.97

Basic weighted average shares outstanding	132.5				132.5
Diluted weighted average shares outstanding	133.5				133.5
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Harris Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Fiscal Year Ended June 27, 2008
(In millions, except per share amounts)

	Historical	Spin-off of			Pro Forma
	Harris	HSTX (A)	Adjustments		Harris

Revenue from product sales and services	$5,311.0	$(714.9)	$—		$4,596.1

Cost of product sales and services	(3,681.7)	536.1	—		(3,145.6)
Engineering, selling and administrative expenses	(953.8)	207.3	—		(746.5)
Non-operating income	11.4	—	—		11.4
Interest income	7.3	(2.1)	—		5.2
Interest expense	(55.7)	2.6	—		(53.1)

Income from continuing operations before income taxes and minority interest	638.5	29.0	—		667.5
Income taxes	(201.5)	(12.5)	—		(214.0)
Minority interest in Harris Stratex Networks, Inc., net of tax	7.2	—	(7.2)	(B)	—

Income from continuing operations	$444.2	$16.5	$(7.2)		$453.5

Income from continuing operations per common share

Basic	$3.32				$3.39

Diluted	$3.26				$3.33

Basic weighted average shares outstanding	133.9				133.9
Diluted weighted average shares outstanding	136.5				136.5
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Harris Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Fiscal Year Ended June 29, 2007
(In millions, except per share amounts)

	Historical	Spin-off of			Pro Forma
	Harris	HSTX (A)	Adjustments		Harris

Revenue from product sales and services	$4,243.0	$(505.1)	$—		$3,737.9

Cost of product sales and services	(2,871.1)	351.3	—		(2,519.8)
Engineering, selling and administrative expenses	(830.7)	174.0	—		(656.7)
Gain on combination with Stratex Networks, Inc.	163.4	(163.4)	—		—
Non-operating loss	(16.2)	—	—		(16.2)
Interest income	13.5	(1.7)	—		11.8
Interest expense	(41.1)	2.2	—		(38.9)

Income from continuing operations before income taxes and minority interest	660.8	(142.7)	—		518.1
Income taxes	(190.9)	20.0	—		(170.9)
Minority interest in Harris Stratex Networks, Inc., net of tax	10.5	—	(10.5)	(B)	—

Income from continuing operations	$480.4	$(122.7)	$(10.5)		$347.2

Income from continuing operations per common share

Basic	$3.63				$2.62

Diluted	$3.43				$2.49

Basic weighted average shares outstanding	132.5				132.5
Diluted weighted average shares outstanding	141.1				141.1
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Harris Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Fiscal Year Ended June 30, 2006
(In millions, except per share amounts)

	Historical	Spin-off of		Pro Forma
	Harris	HSTX (A)	Adjustments	Harris

Revenue from product sales and services	$3,474.8	$(341.5)	$—	$3,133.3

Cost of product sales and services	(2,385.8)	260.0	—	(2,125.8)
Engineering, selling and administrative expenses	(682.3)	113.5	—	(568.8)
Non-operating loss	(1.2)	—	—	(1.2)
Interest income	11.8	(0.5)	—	11.3
Interest expense	(36.5)	1.0	—	(35.5)

Income from continuing operations before income taxes	380.8	32.5	—	413.3
Income taxes	(142.9)	0.2	—	(142.7)

Income from continuing operations	$237.9	$32.7	$—	$270.6

Income from continuing operations per common share

Basic	$1.79			$2.04

Diluted	$1.71			$1.94

Basic weighted average shares outstanding	132.9			132.9
Diluted weighted average shares outstanding	141.6			141.6
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Harris Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of April 3, 2009
(In millions)

	Historical	Spin-off of			Pro Forma
	Harris	HSTX (C)	Adjustments		Harris

Assets
Current Assets
Cash and cash equivalents	$452.0	$(115.6)	$(12.2	)(D)	$324.2
Short-term investments	0.6	(0.6)	—		—
Marketable equity securities	3.4	—	—		3.4
Receivables	886.3	(140.2)	—		746.1
Inventories	660.7	(132.6)	—		528.1
Deferred income taxes	111.7	(1.2)	—		110.5
Other current assets	72.8	(21.3)	—		51.5

Total current assets	2,187.5	(411.5)	(12.2)		1,763.8
Non-current Assets
Property, plant and equipment	467.1	(58.7)	—		408.4
Goodwill	1,210.0	(1.8)	—		1,208.2
Identifiable intangible assets	304.8	(108.0)	—		196.8
Other non-current assets	162.6	(13.2)	—		149.4

Total non-current assets	2,144.5	(181.7)	—		1,962.8

	$4,332.0	$(593.2)	$(12.2)		$3,726.6

Liabilities and Shareholders’ Equity
Current Liabilities
Short-term debt	$18.4	$(18.3)	$—		$0.1
Accounts payable	339.7	(44.6)	—		295.1
Compensation and benefits	177.9	(18.5)	—		159.4
Other accrued items	276.8	(63.8)	—		213.0
Advance payments and unearned income	170.5	(35.0)	—		135.5
Income taxes payable	12.9	(12.5)	—		0.4
Current portion of long-term debt	0.8	—	—		0.8

Total current liabilities	997.0	(192.7)	—		804.3
Non-current Liabilities
Non-current deferred income taxes	24.2	(8.4)	11.0	(E)	26.8
Long-term debt	827.5	—	—		827.5
Other long-term liabilities	128.2	(8.0)	—		120.2

Total non-current liabilities	979.9	(16.4)	11.0		974.5

Minority interest in Harris Stratex Networks, Inc.	175.8	—	(175.8)	(F)	—

Total shareholders’ equity	2,179.3	(384.1)	152.6	(D)(E)(F)	1,947.8

	$4,332.0	$(593.2)	$(12.2)		$3,726.6

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(A)	This column represents the removal of HSTX’s condensed consolidated statement of income (after adjusting for intercompany items) from Harris’s historical condensed consolidated statement of income. For periods prior to January 26, 2007, this column represents our former Microwave Communications segment.

(B)	Represents the adjustment to remove the minority interest in HSTX’s earnings from Harris’ historical condensed consolidated statement of income.

(C)	This column represents the removal of HSTX’s condensed consolidated balance sheet (after adjusting for intercompany items) from Harris’ historical condensed consolidated balance sheet.

(D)	Represents adjustments for transaction-related and other costs associated with the spin-off.

(E)	Represents an adjustment to write off deferred taxes associated with the spin-off.

(F)	Represents the adjustment to remove the minority interest related to HSTX from Harris’ historical condensed consolidated balance sheet.